UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 24, 2025

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 24, 2025, Brown-Forman Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters submitted to a vote of the Company's Class A common stockholders at the Annual Meeting and the voting results of such matters are as follows:

Proposal 1: Election of Directors

The Company's Class A common stockholders elected each of the director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Stockholders or until such director's successor is duly elected and qualified, by the following voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Campbell P. Brown	148,938,165	3,267,969	5,148,360	4,937,587
Elizabeth M. Brown	149,546,643	7,697,673	110,178	4,937,587
Mark A. Clouse	149,662,428	2,541,629	5,150,437	4,937,587
Marshall B. Farrer	149,550,306	7,711,892	92,296	4,937,587
W. Austin Musselman, Jr.	149,571,109	7,672,539	110,846	4,937,587
Michael J. Roney	149,486,515	2,716,419	5,151,560	4,937,587
Jan E. Singer	148,164,484	4,027,746	5,162,264	4,937,587
Tracy L. Skeans	148,647,752	3,556,310	5,150,432	4,937,587
Elizabeth A. Smith	151,683,189	520,129	5,151,176	4,937,587
Michael A. Todman	149,451,279	2,747,275	5,155,940	4,937,587
Lawson E. Whiting	150,997,149	6,247,681	109,664	4,937,587

Proposal 2: Ratification of the Selection of the Independent Registered Public Accounting Firm for Fiscal 2026

The Company's Class A common stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2026, by the following voting results:

For	Against	Abstain	Broker Non-Votes
161,880,896	365,225	45,960	N/A

Item 7.01. Regulation FD Disclosure.

On July 24, 2025, the Company issued a press release announcing the voting results of the Annual Meeting and the approval by the Board of Directors of the Company’s regular quarterly cash dividend. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated July 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: July 24, 2025	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Executive Vice President, General Counsel and Corporate Secretary